UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report: November 21, 2005


                  DataLogic International, Inc.
____________________________________________________________________________
      (Exact name of registrant as specified in its charter)


        Delaware                     0-30382                33-0755473
_____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
     of incorporation)                                  Identification No.)

    18301 Von Karman Ave, Suite 250, Irvine, California 92612
____________________________________________________________________________
             (Address of principal executive offices)

                          (949) 260-0120
____________________________________________________________________________
                 (Registrant's telephone number)

_____________________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 1.01.  Entry into a Material Definitive Agreement

On November 21, 2005, DataLogic International, Inc., (OTC Bulletin Board:
DLGI; Berlin, Frankfurt Stock Exchange: 779612) a provider of communication solutions including GPS-based mobile asset tracking, secured mobile communications and VoIP, announced the acquisition of Blubat, Inc., a Southern California-based, privately held network design specialist and consulting company. The transaction was structured as a merger of Blubat, Inc. with and into DLGI's wholly owned subsidiary IPN Communications, Inc.

Copies of the transaction documents and the press release announcing completion of the transaction are filed as exhibits to this report on Form 8-K.

Item 2.01.  Completion of Acquisition or Disposition of Assets

In connection with the transaction described in Item 1.01 above, DLGI made an initial payment consisting of (a) $50,000 in cash at closing, (b) $50,000 pursuant to a promissory note payable in ninety days and (c) $300,000 (in the form of DLGI restricted common stock). DLGI also agreed to make an Earn-Out Payment of up to $450,000 (in the form of DLGI restricted common stock) payable if the Blubat business achieves certain revenue milestones (ranging from $1,750,000 to $2,200,000) and earnings before interest, taxes, depreciation and amortization ("EBITDA") milestones (ranging from $100,000 to $160,000) during any consecutive four quarters during the two-year period following the closing. In addition, if the Blubat business reports total revenue of greater than $4,400,000 and total EBITDA of greater than $320,000 for the two-year period following the closing, DLGI agreed to make an Earn-up Payment (in the form of DLGI restricted common stock) equal to 50% of the amount by which the total EBITDA of the Blubat business during such period exceeds $320,000.

Item 9.01.  Financial Statements and Exhibits

The financial statements required, if any, will be filed by amendment not later than 71 days following the date that this initial report must be filed.

Exhibit No.    Description

   2.1         Agreement and Plan of Merger with Blubat, Inc.
                 dated November 21, 2005

  99.1         Press Release, dated November 22,2005



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2005            DATALOGIC INTERNATIONAL, INC.
                                   a Delaware corporation


                                   By: /s/ Keith C. Moore
                                   Name: Keith C. Moore
                                   Title: Chief Executive Officer